Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2025
Intangible Assets, Net [Abstract]
Schedule of Intangible Assets

Intangible assets, net, are comprised of the following:

	As of December 31,
	2024	2025
	RMB	RMB
Software	5,900	—
Non-compete agreements	9,773	—
Agent resources	35,929	—
Brokerage license	23,018	—
Sub-total	74,620	—
Disposal	(2,218)	—
Total	72,402	—
Less: Accumulated amortization	(33,094)	—
Less: Accumulated impairment loss	(39,308)	—
Intangible asset, net	—	—